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                                                                   EXHIBIT 10.15

                                BURTON HILLS III
                       THIRD AMENDMENT TO LEASE AGREEMENT

         This Third Amendment to Lease Agreement is, entered into as of the 1st day of September, 2003, by Burton Hills III Partnership, a Tennessee general partnership and successor by merger to Burton Hills III, LLC (hereinafter called "Landlord") and AmSurg Corporation, Inc., a Tennessee corporation (hereinafter called "Tenant").

                                   WITNESSETH:

         WHEREAS, the parties hereto did, on the 24th day of February 1999, enter into a Lease Agreement whereby Landlord leased to Tenant a certain portion of space in Burton Hills III Office Building in Nashville, Tennessee (hereinafter called the "Original Lease").

         WHEREAS, the parties hereto did, on the 27th day of June 2001, enter into a First Amendment to Lease Agreement whereby Landlord leased to Tenant an additional portion of space in Burton Hills III Office Building in Nashville, Tennessee (the "First Amendment").

         WHEREAS, the parties hereto did, on the 31(st) day of January 2003, enter into a Second Amendment to Lease Agreement whereby Landlord leased to Tenant an additional portion of space in Burton Hills III Office Building in Nashville, Tennessee (the "Second Amendment", the Original Lease, the First Amendment and the Second Amendment being hereinafter collectively referred to as the "Lease").

         WHEREAS, it is the desire of Landlord and Tenant to again amend the Lease in order to expand further the square footage of the Leased Premises by an additional 1,360 rentable square feet on the 4th floor of the Building, as designated on Exhibit A attached hereto (the "Additional Expansion Space"), thereby increasing the total rentable square footage within the Leased Premises from 35,173 rentable square feet to a total of 36,533 rentable square feet.

         NOW, THEREFORE, for and in consideration of the promises and covenants contained herein, the monetary considerations referred to and other good and sufficient consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

     1. Revisions to Basic Lease Provisions. Effective September 1, 2003, the following Basic Lease Provisions set forth in Section 1.02 of the Lease shall be amended as follows:

            (a) Basic lease provisions "B" (Section 1.02.B.) is amended to provide that the "Rentable Area of Leased Premises" shall be 36,533 square feet;

            (b) Basic lease provision "C" (Section 1.02.C.) is amended so that the "Building Expense Percentage" as set forth in the Lease shall be 34.18%;

            (c) Basic lease provision "D" (Section 1.02.D.), which sets forth the "Minimum Annual Rent" shall remain unchanged, however, for informational purposes, the parties acknowledge that upon the Additional Expansion Space Commencement Date (as defined below), the annual and monthly rental payments for the entire Leased Premises, as amended pursuant to this Amendment, commencing as of September 1, 2003 (subject to the provisions of paragraph 2 hereof) shall be as follows:

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
Sept, 1          2003 to June 30, 2004:   $23.50/RSF/ $858,525.50 per year/ $71,543.79 per month;
July, 1          2004 to June 30, 2005:   $24.00/RSF/ $876,792.00 per year/ $73,066.00 per month;
July, 1          2005 to June 30, 2006:   $24.50/RSF/ $895,058.50 per year/ $74,588.21 per month;
July, 1          2006 to June 30, 2007:   $25.00/RSF/ $913,325.00 per year/ $76,110.42 per month;
July, 1          2007 to June 30, 2008:   $25.00/RSF/ $913,325.00 per year/ $76,110.42 per month;
July, 1          2008 to June 30, 2009:   $25.00/RSF/ $913,325.00 per year/ $76,110.42 per month;

     2. Confirmation of Term of Lease; Confirmation of Commencement Date for Payment of Rent for Additional Expansion Space; Confirmation of Commencement Date for Payment of Rent for 4th Floor Expansion Space; and Confirmation of Tenant Improvement Allowance for Additional Expansion Space. The parties acknowledge that the term of the Lease, as amended hereby, shall continue through and including June 30, 2009, and the Leased Premises, including the Additional Expansion Space, shall be subject to all of the terms, provisions and agreements contained in the Lease, including, without limitation, the Options. Notwithstanding any provision herein to the contrary, the commencement of payment of Minimum Annual Rent with respect to the Additional Expansion Space shall occur effective September 1, 2003 (the "Additional Expansion Space Commencement Date"), whether or not Tenant improvements in the Additional Expansion Space as outlined in Exhibit B entitled "Landlord's Work with respect to the Additional Expansion Space" have been completed. Moreover, paragraph no. 2 of the Second Amendment is also hereby amended to provide that the "Additional Expansion Space Commencement Date" (as defined in the Second Amendment) for the 5,447 rentable square feet on the 4th floor of the Building therein defined as the "Additional Expansion Space", also shall occur on September 1, 2003, whether or not Tenant improvements in such 4th floor space have been completed. Landlord shall provide to Tenant the Tenant Improvement Allowance for Additional Expansion Space of $8.00 per rentable square foot as set forth in Section 2.08 of the Lease. The improvements to the Additional Expansion Space and the work to be performed are as set forth in Exhibit B attached hereto and incorporated herein by this reference. To the extent that the Tenant Improvement Allowance exceeds the cost of the work required by Tenant as set forth in Exhibit B, any excess funds shall be disbursed to the Tenant upon completion of the Landlord's Work with respect to the Additional Expansion Space, with such excess funds being delivered to the Tenant for Tenant's use in connection with other present or future improvements (including without limitation, the fixturing, cabling, networking or equipping thereof) to the Leased Premises. In the event that the Work described in Exhibit B exceeds the Tenant Improvement Allowance for the Additional Expansion Space, the Tenant shall pay to Landlord such excess cost within ten days after Landlord notifies Tenant and delivers to Tenant evidence of the actual cost of the aforesaid work. It is expressly agreed and acknowledged that any contractor engaged to perform the Work as described in Exhibit B hereto shall be mutually acceptable to both Landlord and Tenant.

     3. Force and Effect. Except as amended hereby, the Lease remains in full force and effect. Effective September 1, 2003, the Additional Expansion Space shall become a part of the Leased Premises, subject to the terms and provisions of this Amendment.

     4. Authority. Landlord and Tenant affirm and covenant that each has the authority to enter into this Amendment, to abide by the terms hereof, and that the signatories hereto are

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          authorized representatives of their respective entities empowered by their respective corporation to execute this Amendment.

     5. Provisions of Amendment Control. To the extent the provisions of this Amendment are inconsistent with the Lease, the terms of this Amendment shall control.

     6. Successors and Assigns. The conditions, covenants, and agreements contained herein shall be binding upon the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                         TENANT:
                                         AMSURG CORPORATION

                                         BY: /s/ Ken P. McDonald
                                             ------------------------------

                                         TITLE: President

                                         LANDLORD:
                                         BURTON HILLS III PARTNERSHIP

                                         BY: /s/ Dale A. Holmer
                                             ------------------------------
                                             Dale A. Holmer, Managing Partner

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                                    EXHIBIT A

                     DEPICTION OF ADDITIONAL EXPANSION SPACE

                      [MAP OF 4TH FLOOR BURTON HILLS III]

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                                    EXHIBIT B

                   IMPROVEMENTS TO ADDITIONAL EXPANSION SPACE

The improvements to the Additional Expansion Space shall be the work as shown on the plans to be prepared by Gresham and Smith Partners, as approved by Landlord and Tenant. Once approved, said plans shall be incorporated herein by this reference.

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